UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 7, 2014

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information under Item 8.01 is incorporated by reference.

Item 8.01 Other Events.

On February 7, 2014, the Board of Directors (the "Board") of The Williams Companies, Inc. (the "Company") extended the deadline for stockholders to nominate director candidates for election to the Board at the Company’s 2014 Annual Meeting of Stockholders (the "2014 Annual Meeting") from the close of business on February 15, 2014, to the close of business on February 28, 2014. Any director nominations received by the Company on or prior to 5:00pm, central time, on February 28, 2014, and otherwise complying with the Company’s By-laws may be submitted to stockholders at the 2014 Annual Meeting. The deadline for stockholders to propose other business for consideration at the 2014 Annual Meeting remains February 15, 2014.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc.

February 10, 2014	By:	Sarah C. Miller

Name: Sarah C. Miller
Title: Corporate Secretary, VP, and Assistant General Counsel